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would contain material information not contained herein and to which prospective
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to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
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The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed
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applicable to or complete for any particular recipient's specific facts and
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regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax,
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the legal, tax, regulatory and accounting characteristics and consequences, of
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The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's
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and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by
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issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

                    % LOSS OF "BB" CLASS PRINC
                    --------------------------         --------------------------------------------------------------------------
TRIGGERS FAIL                                                                                 Libor forward +200
% WRITEDOWN                                                                               100%
                                                                                              Prepay Ramp
---------------------------------------------------------------------------------------------------------------------------------

                            1% cum loss                                                  0.00%

                            2% cum loss                                                  0.00%
S&P Loss Ramp
                            3% cum loss                                                  0.00%

                            4% cum loss                                                  0.00%
---------------------------------------------------------------------------------------------------------------------------------

                    % LOSS OF "BB" CLASS PRINC
                    --------------------------         --------------------------------------------------------------------------
TRIGGERS PASS
% WRITEDOWN

---------------------------------------------------------------------------------------------------------------------------------

                           1% cum loss                                                  0.00%

                           2% cum loss                                                  0.00%
S&P Loss Ramp
                           3% cum loss                                                  0.00%

                           4% cum loss                                                  0.00%
---------------------------------------------------------------------------------------------------------------------------------

                    BREAKEVEN RUNS
                    --------------                -------------------------------------------------------------------------------
TRIGGERS FAIL
100% LS - 12M LAG                                                                        100%

---------------------------------------------------------------------------------------------------------------------------------

                                    1st $ Loss CDR                                       1.82

                           Cumulative Loss to Pool                                       4.14

                                               WAL                                      10.04

                              Period of 1st $ Loss                                         33

                                      Princ Window                                  110 - 134

                                 Gap in Princ(Y/N)                                          N

---------------------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S CONFIDENTIAL                                  2/2/2005                                                    Page 1

--------------------------------------------   -------------------------    -------------------------------------
 Month  ARM 2/28     Other ARMS      Fixed            Month       % Loss           Month       1m LR        6m LR
--------------------------------------------   -------------------------    -------------------------------------

    1     7.25          7.25          4                  1            4               1         2.56        2.93    12m lag
    2     8.5           8.17         6.27                6         5.75               2       2.6358       3.045    100% severity
    3     9.75           9.1         8.55               12         6.25               3       2.8513      3.1653
    4    11.06          10.08       10.82               18           13               4       3.0327      3.2618
    5    13.02          11.65       13.09               24        10.25               5       3.1516      3.3429
    6    16.32          14.37       15.36               30           10               6       3.1717      3.4171
    7    18.16          15.79       17.64               36          9.5               7       3.2789      3.4946
    8    20.05          17.24       19.91               42            9               8       3.3763      3.5687
    9    23.16          19.72       22.18               48            9               9       3.4229        3.63
   10    25.05          21.15       24.45               54         7.75              10       3.5132      3.6869
   11    30.15          25.28       26.73               60         5.75              11       3.5928      3.7396
   12     32.5          27.07         29                66          5.5              12       3.6316       3.787
   13    33.79          27.99         29                72         4.25              13       3.7124      3.8258
                                               -------------------------
   14    34.22          28.2          29       Total                100              14       3.7514      3.8604
   15    34.92          28.55         29                                             15       3.7572      3.8936
   16    35.06          28.75         29                                             16       3.8219      3.9238
   17    34.19          28.94         29                                             17         3.87      3.9509
   18    37.49          29.14         29                                             18       3.8585      3.9751
   19      40            30           29                                             19       3.9114       4.001
   20      55            30           29                                             20       3.9496      4.0251
   21      55            30           29                                             21       3.9363      4.0453
   22      55            30           29                                             22       3.9815       4.067
   23      55           30.93         29                                             23       4.0143      4.0866
   24      55            33           29                                             24       4.0113      4.1054
   25      55            40           29                                             25        4.052      4.1237
   26      55            40           29                                             26       4.0773      4.1409
   27      55            40           29                                             27       4.0631      4.1578
   28      55            40           29                                             28       4.0971      4.1772
   29      55            40           29                                             29       4.1229      4.1963
   30      55            55           29                                             30       4.1189      4.2148
   31      35            55           29                                             31       4.1508      4.2367
   32      35            55           29                                             32        4.175      4.2584
   33      35            55           29                                             33       4.1788       4.278
   34      35            55           29                                             34       4.2087      4.2979
   35      35            55           29                                             35       4.2335      4.3168
   36      35            55           29                                             36       4.2477      4.3355
   37      35            55           29                                             37        4.277      4.3529
   38      35            55           29                                             38       4.2951      4.3703
   39      35            55           29                                             39       4.2949      4.3878
   40      35            55           29                                             40       4.3211      4.4066
   41      35            35           29                                             41        4.342      4.4257
   42      35            35           29                                             42       4.3513      4.4446
   43      35            35           29                                             43       4.3772      4.4662
   44      35            35           29                                             44        4.397      4.4878
   45      35            35           29                                             45       4.4071      4.5081
   46      35            35           29                                             46       4.4321      4.5322
--------------------------------------------
                                                                                     47       4.4554      4.5556
                                                                                     48       4.4776      4.5797
                                                                                     49       4.5028      4.6026
                                                                                     50       4.5255      4.6129
                                                                                     51       4.5461      4.6195
                                                                                     52         4.57      4.6256
                                                                                     53       4.5949      4.6317
                                                                                     54       4.6124      4.6365
                                                                                     55       4.5623      4.6433
                                                                                     56       4.5635      4.6656
                                                                                     57       4.5834      4.6901
                                                                                     58       4.6045      4.7172
                                                                                     59       4.6252      4.7438
                                                                                     60       4.6496      4.7711
                                                                                     61       4.6924      4.7955
                                                                                     62       4.7175      4.8037
                                                                                     63       4.7398      4.8079
                                                                                     64       4.7613      4.8108
                                                                                     65       4.7831      4.8139
                                                                                     66       4.7929      4.8156
                                                                                     67       4.7397      4.8211
                                                                                     68       4.7407      4.8463
                                                                                     69       4.7584      4.8742
                                                                                     70       4.7774      4.9052
                                                                                     71        4.796      4.9358
                                                                                     72       4.8221      4.9672
                                                                                     73       4.8867      4.9951
                                                                                     74       4.9161      5.0024

STANDARD & POOR'S CONFIDENTIAL                                  2/2/2005                                                    Page 2

                                                                                     75       4.9373      5.0046
                                                                                     76       4.9574      5.0055
                                                                                     77       4.9777      5.0066
                                                                                     78       4.9857      5.0064
                                                                                     79       4.9283      5.0084
                                                                                     80       4.9274      5.0199
                                                                                     81        4.944      5.0327
                                                                                     82        4.962      5.0467
                                                                                     83       4.9792      5.0599
                                                                                     84       4.9944      5.0737
                                                                                     85        4.995      5.0851
                                                                                     86        5.007      5.0872
                                                                                     87       5.0243       5.087
                                                                                     88        5.041      5.0857
                                                                                     89        5.058      5.0847
                                                                                     90       5.0631      5.0825
                                                                                     91        5.007      5.0841
                                                                                     92       5.0042       5.105
                                                                                     93        5.018      5.1283
                                                                                     94       5.0332      5.1547
                                                                                     95       5.0478      5.1806
                                                                                     96       5.0697      5.2072
                                                                                     97       5.1282      5.2307
                                                                                     98       5.1527      5.2366
                                                                                     99       5.1697      5.2386
                                                                                    100       5.1854      5.2392
                                                                                    101       5.2014      5.2403
                                                                                    102       5.2074      5.2402
                                                                                    103       5.1619      5.2439
                                                                                    104       5.1615      5.2661
                                                                                    105       5.1749      5.2904
                                                                                    106       5.1896       5.318
                                                                                    107       5.2039      5.3449
                                                                                    108       5.2264      5.3726
                                                                                    109       5.2907      5.3964
                                                                                    110       5.3163      5.3974
                                                                                    111        5.333      5.3934
                                                                                    112       5.3482      5.3878
                                                                                    113       5.3638      5.3826
                                                                                    114       5.3656      5.3761
                                                                                    115       5.2962      5.3728
                                                                                    116       5.2893      5.3836
                                                                                    117       5.3017      5.3961
                                                                                    118       5.3156      5.4108
                                                                                    119       5.3287      5.4247
                                                                                    120       5.3429      5.4394
                                                                                    121       5.3587       5.451
                                                                                    122       5.3711      5.4483
                                                                                    123       5.3854      5.4429
                                                                                    124       5.3986      5.4358
                                                                                    125       5.4121      5.4293
                                                                                    126       5.4122      5.4215
                                                                                    127       5.3433      5.4177
                                                                                    128       5.3351      5.4329
                                                                                    129       5.3457      5.4515
                                                                                    130       5.3578      5.4721
                                                                                    131       5.3693      5.4919
                                                                                    132       5.3865      5.5126
                                                                                    133       5.4315      5.5303
                                                                                    134       5.4506      5.5331
                                                                                    135        5.464      5.5326
                                                                                    136        5.476      5.5308
                                                                                    137       5.4885      5.5297
                                                                                    138       5.4914      5.5274
                                                                                    139       5.4473      5.5281
                                                                                    140       5.4449      5.5413
                                                                                    141       5.4553      5.5556
                                                                                    142       5.4669      5.5725
                                                                                    143       5.4779      5.5885
                                                                                    144       5.4927      5.6053
                                                                                    145       5.5238      5.6185
                                                                                    146       5.5385      5.6124
                                                                                    147       5.5511      5.6027
                                                                                    148       5.5623      5.5913
                                                                                    149       5.5739      5.5804
                                                                                    150       5.5705      5.5682

STANDARD & POOR'S CONFIDENTIAL                                  2/2/2005                                                    Page 3

                                                                                    151       5.4894      5.5607
                                                                                    152       5.4768      5.5759
                                                                                    153       5.4855      5.5945
                                                                                    154       5.4958      5.6161
                                                                                    155       5.5055       5.637
                                                                                    156       5.5228      5.6588
                                                                                    157       5.5776      5.6768
                                                                                    158       5.5971      5.6748
                                                                                    159       5.6091      5.6691
                                                                                    160       5.6194      5.6615
                                                                                    161       5.6301      5.6546
                                                                                    162       5.6288      5.6465
                                                                                    163       5.5666      5.6425
                                                                                    164       5.5583       5.657
                                                                                    165       5.5666      5.6738
                                                                                    166       5.5765      5.6936
                                                                                    167       5.5856      5.7126
                                                                                    168       5.6016      5.7324
                                                                                    169       5.6505      5.7475
                                                                                    170       5.6681      5.7366
                                                                                    171       5.6795      5.7207
                                                                                    172       5.6891      5.7028
                                                                                    173        5.699      5.6854
                                                                                    174       5.6908      5.6667
                                                                                    175       5.5883      5.6508
                                                                                    176       5.5692      5.6455
                                                                                    177        5.576      5.6424
                                                                                    178       5.5846      5.6402
                                                                                    179       5.5922      5.6371
                                                                                    180       5.5938      5.6348
                                                                                    181       5.5576      5.6294
                                                                                    182       5.5536      5.6123
                                                                                    183       5.5615      5.5931
                                                                                    184       5.5686      5.5725
                                                                                    185       5.5759      5.5525
                                                                                    186        5.565      5.5312
                                                                                    187       5.4595      5.5146
                                                                                    188       5.4378      5.5195
                                                                                    189       5.4423      5.5282
                                                                                    190       5.4485      5.5393
                                                                                    191        5.454      5.5497
                                                                                    192       5.4632      5.5607
                                                                                    193       5.4883      5.5682
                                                                                    194       5.4975      5.5578
                                                                                    195       5.5048      5.5443
                                                                                    196       5.5104       5.529
                                                                                    197       5.5165      5.5143
                                                                                    198       5.5086      5.4984
                                                                                    199       5.4287      5.4872
                                                                                    200       5.4127      5.4983
                                                                                    201       5.4164      5.5129
                                                                                    202       5.4216      5.5303
                                                                                    203       5.4264      5.5471
                                                                                    204       5.4393      5.5645
                                                                                    205       5.4931      5.5783
                                                                                    206       5.5087      5.5717
                                                                                    207       5.5157      5.5615
                                                                                    208       5.5208      5.5495
                                                                                    209       5.5264      5.5381
                                                                                    210       5.5204      5.5257
                                                                                    211       5.4557      5.5177
                                                                                    212       5.4432      5.5306
                                                                                    213       5.4468      5.5464
                                                                                    214       5.4518      5.5653
                                                                                    215       5.4562      5.5835
                                                                                    216         5.47      5.6024
                                                                                    217       5.5305      5.6174
                                                                                    218       5.5475      5.6105
                                                                                    219       5.5544      5.5997
                                                                                    220       5.5593      5.5871
                                                                                    221       5.5646      5.5751
                                                                                    222       5.5581       5.562
                                                                                    223       5.4915      5.5525
                                                                                    224       5.4784      5.5587
                                                                                    225       5.4817      5.5677
                                                                                    226       5.4865      5.5784
                                                                                    227       5.4906      5.5884
                                                                                    228       5.4991      5.5991

STANDARD & POOR'S CONFIDENTIAL                                  2/2/2005                                                    Page 4

                                                                                    229       5.5273      5.6063
                                                                                    230       5.5367      5.5962
                                                                                    231       5.5424      5.5827
                                                                                    232       5.5466      5.5678
                                                                                    233       5.5513      5.5536
                                                                                    234        5.543      5.5382
                                                                                    235       5.4693      5.5262
                                                                                    236       5.4539      5.5277
                                                                                    237       5.4566      5.5312
                                                                                    238       5.4607      5.5367
                                                                                    239        5.464      5.5413
                                                                                    240        5.469      5.5467
                                                                                    241       5.4779       5.548
                                                                                    242       5.4815       5.528
                                                                                    243       5.4865      5.5046
                                                                                    244       5.4899      5.4792
                                                                                    245       5.4934      5.4543
                                                                                    246       5.4781      5.4283
                                                                                    247        5.364      5.4071
                                                                                    248       5.3376      5.4083
                                                                                    249       5.3387      5.4136
                                                                                    250       5.3414      5.4212
                                                                                    251       5.3436       5.428
                                                                                    252       5.3494      5.4355
                                                                                    253       5.3709      5.4391
                                                                                    254       5.3768      5.4226
                                                                                    255       5.3807      5.4027
                                                                                    256       5.3829       5.381
                                                                                    257       5.3854      5.3598
                                                                                    258       5.3721      5.3376
                                                                                    259       5.2765      5.3201
                                                                                    260       5.2541      5.3245
                                                                                    261       5.2544      5.3327
                                                                                    262       5.2563      5.3434
                                                                                    263       5.2577      5.3534
                                                                                    264       5.2652       5.364
                                                                                    265       5.3022      5.3709
                                                                                    266       5.3113      5.3571
                                                                                    267       5.3146      5.3398
                                                                                    268       5.3162      5.3207
                                                                                    269        5.318      5.3023
                                                                                    270       5.3062      5.2828
                                                                                    271       5.2236      5.2673
                                                                                    272        5.204      5.2698
                                                                                    273       5.2039       5.276
                                                                                    274       5.2053      5.2838
                                                                                    275       5.2061      5.2909
                                                                                    276       5.2116      5.2986
                                                                                    277       5.2386      5.3036
                                                                                    278       5.2453      5.2948
                                                                                    279       5.2476      5.2836
                                                                                    280       5.2485       5.271
                                                                                    281       5.2499      5.2592
                                                                                    282        5.242      5.2464
                                                                                    283       5.1883      5.2375
                                                                                    284       5.1756      5.2466
                                                                                    285       5.1755      5.2582
                                                                                    286       5.1766      5.2724
                                                                                    287       5.1773       5.286
                                                                                    288       5.1868      5.3002
                                                                                    289       5.2409      5.3106
                                                                                    290       5.2536      5.2998
                                                                                    291       5.2564      5.2853
                                                                                    292       5.2573       5.269
                                                                                    293       5.2586      5.2534
                                                                                    294       5.2483      5.2368
                                                                                    295       5.1792      5.2247
                                                                                    296       5.1625       5.234
                                                                                    297       5.1622      5.2466
                                                                                    298       5.1631      5.2621
                                                                                    299       5.1637      5.2768
                                                                                    300       5.1739      5.2921
                                                                                    301       5.2333      5.3037
                                                                                    302       5.2471      5.2937
                                                                                    303       5.2498        5.28
                                                                                    304       5.2506      5.2645
                                                                                    305       5.2518      5.2496

STANDARD & POOR'S CONFIDENTIAL                                  2/2/2005                                                    Page 5

                                                                                    306        5.242      5.2339
                                                                                    307       5.1764      5.2225
                                                                                    308       5.1606      5.2326
                                                                                    309       5.1602      5.2458
                                                                                    310       5.1611      5.2619
                                                                                    311       5.1616      5.2773
                                                                                    312       5.1722      5.2933
                                                                                    313       5.2345      5.3055
                                                                                    314        5.249      5.2962
                                                                                    315       5.2517      5.2831
                                                                                    316       5.2524      5.2682
                                                                                    317       5.2535      5.2539
                                                                                    318       5.2441      5.2387
                                                                                    319       5.1812      5.2274
                                                                                    320        5.166      5.2337
                                                                                    321       5.1656      5.2433
                                                                                    322       5.1665      5.2546
                                                                                    323       5.1669      5.2653
                                                                                    324       5.1745      5.2765
                                                                                    325       5.2177       5.285
                                                                                    326        5.228      5.2791
                                                                                    327         5.23      5.2705
                                                                                    328       5.2305      5.2606
                                                                                    329       5.2315      5.2515
                                                                                    330       5.2252      5.2415
                                                                                    331       5.1838      5.2353
                                                                                    332       5.1739      5.2466
                                                                                    333       5.1737      5.2602
                                                                                    334       5.1745      5.2767
                                                                                    335        5.175      5.2924
                                                                                    336       5.1859      5.3088
                                                                                    337       5.2497      5.3213
                                                                                    338       5.2645       5.312
                                                                                    339       5.2672      5.2988
                                                                                    340       5.2679      5.2839
                                                                                    341       5.2689      5.2696
                                                                                    342       5.2595      5.2545
                                                                                    343       5.1966      5.2438
                                                                                    344       5.1814      5.2541
                                                                                    345        5.181      5.2676
                                                                                    346       5.1819       5.284
                                                                                    347       5.1824      5.2996
                                                                                    348       5.1932      5.3159
                                                                                    349       5.2567      5.3282
                                                                                    350       5.2714      5.3185
                                                                                    351        5.274      5.3049
                                                                                    352       5.2747      5.2895
                                                                                    353       5.2757      5.2748
                                                                                    354       5.2659      5.2592
                                                                                    355       5.2013       5.248
                                                                                    356       5.1856      5.2578
                                                                                    357       5.1852      5.2708
                                                                                    358        5.186      5.2866
                                                                                    359       5.1865      5.3017
                                                                            -------------------------------------